SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2007 (June 20, 2007)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33456	20-11998142
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People's Republic Of
China 100020
(Address of principal executive offices)

86-10-85653777
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 20, 2007, Beijing Orsus Xelent Technology & Trading Company Limited (“Beijing Orsus”), a wholly owned subsidiary of Orsus Xelent Technologies, Inc. (the “Company”), entered into a Contract of Suretyship (the “Surety Contract ”) with Yayuncun Branch of Beijing Rural Commercial Bank (“Beijing Rural”). The purpose of the Surety Contract is for Beijing Orsus to serve as the guarantor of that certain Loan Contract, dated as of June 20, 2007 (the “Loan Contract”), between CECT-Chinacomm Communications Co., Ltd. (“CECT”) and Beijing Rural to provide CECT with capital for equipment purchases. Under the Surety Contract, Beijing Orsus shall perform all obligations of CECT under the Loan Contract if CECT fails to perform its obligations as set forth in the Loan Contract, including, but not limited to, ceasing production, going out of business, dissolving the business, having its business license withdrawn, and filing for bankruptcy. The principal amount of the Loan Contract that is guaranteed by the Surety Contract is for 120,000,000 RMB Yuan (approximately $15.84 million), with a monthly interest rate of 6.1875‰. The term of both the Surety Contract and the Loan Contract are from June 20, 2007 to June 16, 2010.

The foregoing summary of the terms and conditions of the Surety Contract does not purport to be complete and is qualified in its entirety by reference to the full text of the Surety Contract attached as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Contract of Suretyship, dated June 20, 2007, between Yayuncun Branch of Beijing Rural Commercial Bank and Beijing Orsus Xelent Technology & Trading Company Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2007

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Wang Xin
Name: Wang Xin
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Contract of Suretyship, dated June 20, 2007, between Yayuncun Branch of Beijing Rural Commercial Bank and Beijing Orsus Xelent Technology & Trading Company Limited.